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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 13, 2003
                                                  -------------


                          BECTON, DICKINSON AND COMPANY
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             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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         (Former name or former addresses if changed since last report.)


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Item 9.    REGULATION FD DISCLOSURE.

           The following statement is being furnished by the Company under the provisions of Regulation FD:

           On June 5, 2003, William A. Kozy, President -- BD Clinical Laboratory Solutions and Company Operations of BD, exercised options to purchase 4,988 shares of BD. Payment of the exercise price for these options was made by the delivery of 2,494 BD shares. Following these transactions, Mr. Kozy's ownership interest in BD shares increased from an aggregate of 37,657 shares to an aggregate of 40,147 shares, including 35,438 shares owned directly and 4,709 shares held in BD's Savings Incentive Plan.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               ----------------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: June 13, 2003



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